SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT -- January 30, 1998
                        (Date of Earliest Event Reported)



                                  BRUNO'S, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 0-6544


                  Alabama                          63-0411801
--------------------------------------     -------------------------------------

                 (State of                      (I.R.S. Employer
              Incorporation)                   Identification No.)




           800 Lakeshore Parkway
            Birmingham, Alabama                       35211
--------------------------------------     -------------------------------------

           (Address of principal                  (Zip Code)
            executive offices)





         Registrant's telephone number including area code: 205-940-9400

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
----------------------------------------------

         On January 30, 1998, pursuant to the terms of a Stock Purchase Agreement dated as of January 13, 1998 by and between Bruno's, Inc., an Alabama corporation (the "Registrant"), and Albertson's, Inc., a Delaware corporation ("Albertson's"), Albertson's acquired from the Registrant the stock of Seessel Holdings, Inc., a subsidiary of the Registrant, for $88 million (subject to certain post-closing adjustments). The purchase price was determined by arms-length negotiations between the parties.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

         (b)      Pro Forma Financial Information

         The following unaudited pro forma condensed consolidated financial statements are filed with this report:

         Pro Forma Condensed Consolidated Balance Sheet as of November 1, 1997 Pro Forma Condensed Consolidated Statements of Operations:
                  Year ended February 1, 1997
                  Nine Months Ended November 1, 1997

         The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of November 1, 1997, reflects the financial position of the Registrant after giving effect to the sale of the stock of Seessel Holdings, Inc., a subsidiary of the Registrant, and assumes the disposition took place on November 1, 1997.

         The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended February 1, 1997, and the nine months ended November 1, 1997, assume that the disposition took place on December 10, 1996 (the date on which the Registrant completed the acquisition of the outstanding stock of Seessel Holdings, Inc. as described in its Annual Report on Form 10-K for the fiscal year ended February 1, 1997).

         The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the disposition only from January 30, 1998, the closing date.

         The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.


         (c)      Exhibits

        10.50 Stock Purchase Agreement dated as of January 13, 1998 by and between the Registrant and Albertson's.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                BRUNO'S, INC.



                                                By /s/ Walter M. Grant
                                                       ------------------------
                                                       Walter M. Grant
                                                       Senior Vice President and
                                                       General Counsel



February 17, 1998

                                  EXHIBIT INDEX
                                  -------------



     Exhibit Number                        Description
     --------------                        -----------

          10.50 Stock Purchase Agreement dated as of January 13, 1998 by and between the Registrant and Albertson's.

                         PRO FORMA FINANCIAL INFORMATION
                                  BRUNO'S, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF NOVEMBER 1, 1997
                                    UNAUDITED
                                 (IN THOUSANDS)

                                                                      Pro Forma Adjustments
                                                     Historical      Seessel Holdings, Inc. (a)       Other (c)          Pro Forma
                                                     ----------      --------------------------       ---------          ---------


ASSETS
Current Assets
    Cash                                        $            3,167      $               539                         $        2,628
    Receivables                                             18,992                    1,684                                 17,308
    Inventories                                            210,607                    6,805                                203,802
    Other current assets                                    13,104                      287                                 12,817
                                                ------------------      -------------------     ----------------    --------------
      Total current assets                                 245,870                    9,315                   -            236,555
                                                ------------------      -------------------     ----------------    --------------

Property and equipment, net                                452,332                   28,353                                423,979
                                                ------------------      -------------------     ----------------    --------------

Noncurrent Assets
    Goodwill, net                                           48,944                   38,113                                 10,831
    Intangibles and other assets, net                       33,662                        -                                 33,662
                                                ------------------      -------------------     ----------------    --------------
      Total noncurrent assets                               82,606                   38,113                                 44,493
                                                ------------------      -------------------     ----------------    --------------

      Total                                     $          780,808      $            75,781                         $      705,027
                                                ==================      ===================     ================    ==============


LIABILITIES AND DEFICIENCY IN NET ASSETS

Current Liabilities
    Current maturities of long-term debt        $            3,755      $               -                           $        3,755
    Accounts payable                                       167,047                    4,350                                162,697
    Other accrued expenses                                  69,381                    2,236                                 67,145
                                                ------------------      -------------------     ----------------    --------------
      Total current liabilities                            240,183                    6,586                    -           233,597
                                                ------------------      -------------------     ----------------    --------------

Noncurrent Liabilities
    Long-term debt                                         904,195                                        88,000(b)        816,195
    Capitalized lease obligations                           14,290                                                          14,290
    Other noncurrent liabilities                            45,380                                                          45,380
                                                ------------------      -------------------     ----------------    --------------
      Total noncurrent liabilities                         963,865                        -               88,000           875,865
                                                ------------------      -------------------     ----------------    --------------

Deficiency in Net Assets
    Common stock                                               255                                                             255
    Paid-in-capital                                       (586,944)                                                       (586,944)
    Retained earnings                                      165,526                   69,195              (88,000)(b)       184,331
    Shareholder's notes receivable                          (2,077)                                                         (2,077)
                                                ------------------      -------------------     ----------------    --------------
      Total deficiency in net assets                      (423,240)                  69,195              (88,000)         (404,435)
                                                ------------------      -------------------     ----------------    --------------

      Total                                     $          780,808      $            75,781     $            -      $      705,027
                                                ==================      ===================     ================    ==============


(a) To eliminate the assets and liabilities of Seessel Holdings, Inc. (Seessel's) included in the balance sheet as of November 1, 1997.

(b) To reflect the repayment of long-term debt with proceeds from the sale of Seessel's.

(c) During the fiscal year ended January 31, 1998, the Registrant conducted an evaluation of the realizability of its net deferred tax asset. Based on the results of the evaluation, the Registrant fully reserved its net deferred tax asset. Therefore, no income tax benefit or expense has been reflected, and the impact on deferred tax balances has been fully reserved.

                         PRO FORMA FINANCIAL INFORMATION
                                  BRUNO'S, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE 53 WEEK PERIOD ENDED FEBRUARY 1, 1997
                                    UNAUDITED
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                    PRO FORMA ADJUSTMENTS
                                   HISTORICAL    SEESSEL HOLDINGS, INC. (A)   DIVESTED STORES (B)    OTHER          PRO FORMA
                              ---------------   --------------------------   -------------------     -----          ---------

Net Sales                      $      2,899,044     $       29,901    $            224,613                      $       2,644,530
                               ----------------     --------------    --------------------    --------------    -----------------

Cost and Expenses
    Cost of products sold             2,202,753             21,020                 168,555                              2,013,178
    Store operating, selling            548,210              7,524                  56,675                                484,011
       and administrative
       expenses
    Loss on divestiture of               88,588                  -                  88,588                                      -
       stores
    Depreciation and                     55,911                819                   5,810                                 49,282
       amortization
    Interest expense, net                83,794                  -                   6,549        1,089  (c)               76,156
                                        -------     --------------    --------------------    ---------         -----------------
Total costs and expenses              2,979,256             29,363                 326,177        1,089                 2,622,627
                                     ----------     --------------    --------------------    --------------    -----------------

Loss before income taxes               (80,212)                538                (101,564)      (1,089)                   21,903
Income taxes                           (30,697)                204  (d)        (38,594) (d)        (414) (d)                8,107
                               ----------------     --------------             -------         ----------        -----------------

Net Earnings (loss) before
extraordinary item             $       (49,515)     $          334    $            (62,970)    $   (675)         $         13,796
                               ===============      ==============    ====================     =============     =================

Average Shares
Outstanding and common
stock equivalents                       25,184                                                   5,800  (e)                30,984
                               ================                                                =========         =================

Earnings (loss) Per Share
  before extraordinary item    $         (1.97)                                                                 $            0.54
                               ===============                                                                  =================


(a) To eliminate the income and expenses included in the Statement of Operations of the Registrant's subsidiary Seessel Holdings, Inc.
     (Seessel's) for the 53 weeks ended February 1, 1997.

(b)  To eliminate from current operations the impact of the Registrant's
     Divestiture Program described in the Registrant's Annual Report on Form
     10-K for the year ended February 1, 1997.

(c) To reflect the impact on interest expense of the use of the $88 million in proceeds from the sale of Seessel's for the period during which the Registrant owned Seessel's during the prior fiscal year.

(d) Income tax expense for the year is assumed to be 38%, the Registrant's effective tax rate for its fiscal year ended February 1, 1997.

(e)  To adjust for common stock equivalents.


                                        6

                         PRO FORMA FINANCIAL INFORMATION
                                  BRUNO'S, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE 39 WEEK PERIOD ENDED NOVEMBER 1, 1997
                                    UNAUDITED
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                             PRO FORMA ADJUSTMENTS
                                               HISTORICAL      SEESSEL HOLDINGS, INC. (A)      OTHER               PRO FORMA
                                               ----------      --------------------------      -----               ---------

Net Sales                                    $       1,940,751  $                133,116                      $      1,807,635
                                             -----------------  ------------------------  ---------------     ----------------

Cost and Expenses
    Cost of products sold                            1,512,369                    97,386                             1,414,983
    Store operating, selling and administrative        392,507                    29,108                               363,399
      expenses
    Impairment of long-lived assets                     11,448                         -                                11,448
    Depreciation and amortization                       45,292                     4,945                                40,347
    Interest expense, net                               65,131                         -            5,362  (b)          59,769
                                             -----------------  ------------------------  ---------------     ----------------
         Total costs and expenses                    2,026,747                   131,439            5,362            1,889,946
                                             -----------------  ------------------------  ---------------     ----------------

Loss before income taxes                               (85,996)                    1,677           (5,362)             (82,311)
Income taxes                                             7,792                         -                -  (c)           7,792
                                             -----------------  ------------------------  ---------------     ----------------

$Net Loss before extraordinary item          $         (93,788) $                  1,677  $        (5,362)             (90,103)
                                             =================  ========================  ===============     ================


Average Shares Outstanding                              25,353                                                          25,353
                                             =================                                                ================

Earnings (loss) Per Share                    $           (3.70)                                               $          (3.55)
                                             =================                                                ================



(a) To eliminate the income and expenses included in the Statement of Operations of the Registrant's subsidiary Seessel Holdings, Inc. (Seessel's) for the 39 weeks ended November 1, 1997.

(b) To reflect the impact on interest expense of the use of the $88 million in proceeds from the sale of Seessel's for the 39 weeks ended November 1, 1997.

(c) During the fiscal year ended January 31, 1998, the Registrant conducted an evaluation of the realizability of its net deferred tax asset. Based on the results of the evaluation, the Registrant fully reserved its net deferred tax asset. Therefore, no income tax benefit or expense has been reflected, and the impact on deferred tax balances has been fully reserved.



                                        7

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